UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-02281
THE HARTFORD INCOME SHARES FUND, INC.
(Exact name of registrant as specified in charter)
P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (860) 843-9934
Date of fiscal year end: July 31st
Date of reporting period: August 1, 2007 — January 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

JANUARY 31, 2008
The Hartford Income Shares Fund, Inc. Semi-Annual Report

The Hartford Income Shares Fund, Inc. Semi-Annual Report

Contents

Manager Discussion	1

Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	9

Statements of Changes in Net Assets	10

Notes to Financial Statements	11

Financial Highlights	15

Directors and Officers	16

Shareholder Meeting Results	19

Monthly Dividends Paid	19

Approval of Investment Management and Investment Sub-Advisory Agreements	20

•	Toll-free personal assistance

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How to use this report

For a quick overview of The Hartford Income Shares Fund, Inc.’s (the “Fund”) performance during the past six-month period, refer to the Highlights box below. The letter from the portfolio manager provides a more detailed analysis of the Fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the Fund invests, and the pie chart shows a breakdown of the Fund’s assets by sector. Additional information concerning Fund performance and policies can be found in the Notes to Financial Statements.

This report is just one of several tools you can use to learn more about your investment in the Fund. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it’s designed to help you meet your financial goals.

Highlights

The Hartford
Income Shares Fund,
Inc.
January 31, 2008
Total net assets (000’s Omitted)	$95,399
Market price per share	$7.13
Shares outstanding (000’s Omitted)	13,060

For the six-month period ended January 31, 2008
Net Asset Value per share:
Beginning of period	$7.82
End of period	$7.30

Distributions from net investment income:
Total dividends paid (000’s Omitted)	$3,525
Dividends per share	$0.27

Certifications

In December 2007, the Fund’s principal executive officer submitted his annual certification as to compliance with the New York Stock Exchange (“NYSE”) Corporate Governance Listing Standards pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The Fund’s principal executive and principal financial officer certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 are filed with the Fund’s Form N-CSR filings and are available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2007 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Income Shares Fund, Inc.

(Subadvised by Hartford Investment Management Company)

Portfolio Managers
Mark Niland
Jeffrey S. MacDonald, CFA
Charles Moon

Portfolio Composition by Sector as of 1/31/2008

Top 10 Holdings as of
January 31, 2008

		Percent of
Bonds		Net Assets

1.	Time Warner Entertainment Co., L.P. (8.38%) 2033	3.1%
2.	Farmers Exchange Capital (7.20%) 2048	3.0%
3.	American Airlines, Inc. (7.86%) 2011	2.7%
4.	ILFC E-Capital Trust II (6.25%) 2065	2.6%
5.	JP Morgan Chase Capital XX (6.55%) 2036	2.4%
6.	General Motors Acceptance Corp. (6.88%) 2011	2.3%
7.	Continental Airlines, Inc. (8.05%) 2020	2.2%
8.	AT&T Corp. (8.00%) 2031	2.2%
9.	Embarq Corp. (8.00%) 2036	2.1%
10.	Union Carbide Corp. (7.75%) 2096	2.0%

How did the Fund perform?

The Hartford Income Shares Fund, Inc. (the “Fund”) returned -3.16% at Net Asset Value (“NAV”) and -0.44% at market price for the six-month period ended January 31, 2008, underperforming the Lehman Brothers Aggregate Bond Index, a benchmark for domestic investment grade bonds, which returned 6.82% over the same period. The Fund underperformed the 3.20% return of the Lipper Closed End Corporate BBB Rated Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

In general, riskier segments of the bond market underperformed for the six-month period under review. Losses generated by subprime mortgages and related asset-backed securities (“ABS”) caused substantial write-downs for financial firms, which in turn led to a contraction in the credit markets and a flight to quality. In this environment, the fact that the Fund was underweighted (i.e. the Fund’s sector position was less than the benchmark position) to U.S. Treasury and agency mortgage-backed securities (“MBS”), both of which are considered high quality and extremely liquid, detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance. As of the end of the period, the Fund’s weighting in U.S. Treasuries and MBS totaled less than 2%, whereas these sectors collectively represented just over 60% of the Fund’s benchmark.

In addition, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the ABS sector also hindered relative performance. Within the ABS sector, the value of the Fund’s holdings of fixed-rate home equity structures declined dramatically as investors shunned housing-related securities. We entered this market in the spring of 2007, which in retrospect was far too early, as the weakness in that market exhibited at the time was in fact just beginning. We continue to believe that the Fund’s focus on fixed-rate loans backed by relatively high levels of equity should provide some protection in the event that housing prices continue to decline.

The Fund’s high-yield holdings, which accounted for 21.0% of assets at the end of the period and which are not held in the benchmark index, came under pressure as credit concerns spread to the corporate bond and bank loan markets. New issuance of high-yield debt virtually shut down as the period began, leaving $300 billion in debt on the books of underwriting banks and brokers that had been slated to finance leveraged buy-outs. These issues, coupled with concerns that the Federal Reserve’s easing of monetary policy was too little, too late to avoid a recession, led high-yield securities to trade off.

On a more positive note, an overweight to investment-grade corporate bonds, which represented two-thirds of the Fund’s assets at the end of the period, was beneficial as higher-quality issues outperformed lower-quality issues. The benefit of this overweight, however, was tempered by the fact that holdings here were concentrated within the financial sector, which came under significant pressure.

What is your outlook?

The economy has begun to soften as consumption has slowed, reflecting a deteriorating employment picture. This, coupled with the tighter credit conditions, has led to a higher probability of recession, a factor that many segments of the credit market have already fully priced in. By our estimates, current prices in the high-yield market indicate the market is pricing in a sharp rise in defaults from the current low level of 1.1%. In fact, while Moody’s is predicting a rise in default rates to levels near the long-term average of 4.5% by year-end, market pricing implies a default level nearly twice as large. Amid these conditions and the ongoing repricing of risk, we are finding good value in some segments of this market.

We are maintaining our existing ABS exposure as we view the risk/return profile at current depressed levels as ultimately skewed in our favor. Within investment grade corporates, we are focusing on the banking sector. We believe this sector presents the greatest opportunities, as these institutions are making a concerted effort to improve their balance sheets and yields are now competitive with many speculative grade issuers.

The Hartford Income Shares Fund, Inc.
Schedule of Investments
January 31, 2008 (Unaudited)
(000’s Omitted)

Asset & Commercial Mortgage Backed Securities — 7.9%

Principal		Market
Amount		Value (W)

	Finance — 3.1%
	Bayview Commercial Asset Trust
$7,870	7.18%, 01/25/2037 (H)(O)	$708
4,842	7.00%, 07/25/2037 (H)(O)	574
	Bayview Financial Acquisition Trust
500	7.00%, 05/28/2037 (H)(L)	175
	CBA Commercial Small Balance Commercial Mortgage
4,932	7.25%, 07/25/2039 (H)(O)	474
4,483	9.75%, 01/25/2039 (H)(O)	448
	Credit-Based Asset Servicing and Securitization
94	3.65%, 05/25/2036 (H)(L)	90
	Option One Mortgage Loan Trust
1,000	6.99%, 03/25/2037 (H)	200
	Renaissance Home Equity Loan Trust
2,500	7.50%, 04/25/2037 — 06/25/2037 (H)	315

		2,984

	Transportation — 4.8%
	Continental Airlines, Inc.
1,015	6.80%, 08/02/2018	952
1,418	7.71%, 04/02/2021	1,447
2,073	8.05%, 11/01/2020	2,140

		4,539

	Total asset & commercial mortgage backed securities (Cost $10,472)	$7,523

Corporate Bonds: Investment Grade — 66.0%

Principal		Market
Amount		Value (W)

	Basic Materials — 3.7%
	Newmont Mining Corp.
$500	8.63%, 05/15/2011	576
	Union Carbide Corp.
2,000	7.75%, 10/01/2096	1,937
	Westvaco Corp.
1,000	8.20%, 01/15/2030	1,063

		3,576

	Capital Goods — 2.5%
	Northrop Grumman Space & Mission Systems Corp.
1,000	7.75%, 06/01/2029	1,216
	Tyco International Group S.A.
1,250	7.00%, 06/15/2028	1,204

		2,420

	Consumer Cyclical — 1.8%
	Delhaize America, Inc.
500	9.00%, 04/15/2031	591
	Federated Department Stores, Inc.
1,000	8.50%, 06/01/2010	1,078

		1,669

	Energy — 4.8%
	Anadarko Petroleum Corp.
235	6.45%, 09/15/2036	240
	Burlington Resources Finance Co.
850	9.13%, 10/01/2021	1,184
	ConocoPhillips Holding Co.
1,000	6.95%, 04/15/2029	1,144
	Halliburton Co.
750	5.63%, 12/01/2008	762
	Valero Energy Corp.
1,000	8.75%, 06/15/2030	1,213

		4,543

	Finance — 20.5%
	American Express Credit Corp.
358	6.80%, 09/01/2066	349
	Ameriprise Financial, Inc.
885	7.52%, 06/01/2066	871

The accompanying notes are an integral part of these financial statements.

The Hartford Income Shares Fund, Inc.
Schedule of Investments — (continued)
January 31, 2008 (Unaudited)
(000’s Omitted)

Corporate Bonds: Investment Grade — continued

Principal		Market
Amount		Value (W)

	Finance — (continued)
	Capital One Capital III
$309	7.69%, 08/15/2036	$234
	CIT Group, Inc.
250	5.02%, 08/17/2009 (L)	230
2,000	6.10%, 03/15/2067 (L)	1,423
	Citigroup, Inc.
829	8.30%, 12/21/2057 (L)	894
	CNA Financial Corp.
1,000	7.25%, 11/15/2023	1,033
	Comerica Capital Trust II
937	6.58%, 02/20/2037 (L)	653
	Countrywide Financial Corp.
10	4.50%, 06/15/2010	9
90	5.13%, 05/05/2008 (L)	86
16	5.80%, 06/07/2012	14
	Countrywide Home Loans, Inc.
17	4.00%, 03/22/2011	15
516	4.13%, 09/15/2009	460
29	6.25%, 04/15/2009	27
	ERAC USA Finance Co.
1,000	8.00%, 01/15/2011 (I)	1,092
	Farmers Exchange Capital
3,000	7.20%, 07/15/2048 (I)	2,821
	Financial Security Assurance Holdings
333	6.40%, 12/15/2066 (I)(L)	248
	HSBC Finance Corp.
500	7.00%, 05/15/2012	536
	ILFC E-Capital Trust II
2,585	6.25%, 12/21/2065 (I)(L)	2,486
	JP Morgan Chase Capital XX
2,535	6.55%, 09/29/2036	2,321
	Liberty Mutual Group, Inc.
250	7.00%, 03/15/2034 (I)	244
	MONY Group, Inc.
1,000	8.35%, 03/15/2010	1,106
	State Street Capital Trust III
163	8.25%, 12/29/2049 (L)	163
	State Street Capital Trust IV
360	5.99%, 06/15/2037 (L)	297
	Travelers Property Casualty Corp.
1,000	7.75%, 04/15/2026	1,135
	Washington Mutual Preferred Funding
1,000	6.53%, 12/29/2049 (I)	677
	Western Financial Bank
115	9.63%, 05/15/2012	124

		19,548

	Services — 12.0%
	Clear Channel Communications, Inc.
750	7.65%, 09/15/2010	773
	COX Communications, Inc.
1,500	6.80%, 08/01/2028	1,517
	Electronic Data Systems Corp.
750	7.45%, 10/15/2029	734
	FedEx Corp.
1,000	7.84%, 01/30/2018	1,233
	Hearst-Argyle Television, Inc.
1,000	7.00%, 01/15/2018	1,071
	News America Holdings, Inc.
1,500	8.88%, 04/26/2023	1,905
	Time Warner Entertainment Co., L.P.
2,550	8.38%, 07/15/2033	2,983
	Time Warner, Inc.
700	6.63%, 05/15/2029	677
	Waste Management, Inc.
500	7.13%, 12/15/2017	548

		11,441

	Technology — 12.4%
	AT&T Corp.
1,750	8.00%, 11/15/2031	2,106

The accompanying notes are an integral part of these financial statements.

The Hartford Income Shares Fund, Inc.
Schedule of Investments — (continued)
January 31, 2008 (Unaudited)
(000’s Omitted)

Corporate Bonds: Investment Grade — continued

Principal		Market
Amount		Value (W)

	Technology — (continued)
	Cingular Wireless Services, Inc.
$1,500	8.75%, 03/01/2031	1,883
	Comcast Cable Communications, Inc.
1,000	8.50%, 05/01/2027	1,221
	Embarq Corp.
2,000	8.00%, 06/01/2036	1,998
	Qwest Corp.
100	6.88%, 09/15/2033	91
	Raytheon Co.
1,000	7.20%, 08/15/2027	1,133
	Sprint Capital Corp.
1,500	6.88%, 11/15/2028	1,258
	Tele-Communications, Inc.
1,500	9.80%, 02/01/2012	1,743
	Telus Corp.
400	8.00%, 06/01/2011	441

		11,874

	Transportation — 5.2%
	American Airlines, Inc.
2,500	7.86%, 10/01/2011	2,575
	Continental Airlines, Inc.
1,000	7.92%, 05/01/2010	1,015
	Norfolk Southern Corp.
1,000	8.63%, 05/15/2010	1,109
	Royal Caribbean Cruises Ltd.
250	7.00%, 06/15/2013	245

		4,944

	Utilities — 3.1%
	CMS Panhandle Holding Co.
1,000	7.00%, 07/15/2029	1,016
	FirstEnergy Corp.
750	6.45%, 11/15/2011	792
	Kinder Morgan Energy Partners L.P.
140	6.50%, 02/01/2037	136
	TECO Energy, Inc.
1,000	6.57%, 11/01/2017 (I)	998

		2,942

	Total corporate bonds: investment grade (Cost $57,965)	$62,957

Corporate Bonds: Non-investment Grade — 21.0%

Principal		Market
Amount		Value (W)

	Basic Materials — 0.7%
	Olin Corp.
$234	6.75%, 06/15/2016	239
66	9.13%, 12/15/2011	73
	Phelps Dodge Corp.
250	9.50%, 06/01/2031	336

		648

	Capital Goods — 0.2%
	Briggs & Stratton Corp.
170	8.88%, 03/15/2011	180

	Consumer Cyclical — 2.1%
	Dillard’s, Inc.
120	6.63%, 01/15/2018	93
85	7.13%, 08/01/2018	67
	Ford Capital B.V.
2,000	9.50%, 06/01/2010	1,840

		2,000

	Finance — 6.3%
	Ford Motor Credit Co.
150	8.71%, 04/15/2012 (L)	146
1,000	9.75%, 09/15/2010	966
	General Motors Acceptance Corp.
2,500	6.88%, 09/15/2011	2,186

The accompanying notes are an integral part of these financial statements.

The Hartford Income Shares Fund, Inc.
Schedule of Investments — (continued)
January 31, 2008 (Unaudited)
(000’s Omitted)

Corporate Bonds: Non-investment Grade — continued

Principal		Market
Amount		Value (W)

	Consumer Cyclical — (continued)
	Finance — {continued)
	Qwest Capital Funding, Inc.
$750	6.50%, 11/15/2018	$630
	Realogy Corp.
1,000	10.50%, 04/15/2014(I)	715
	Residential Capital Corp.
2,100	7.88%, 06/30/2010	1,365

		6,008

	Health Care — 0.6%
	Rite Aid Corp.
750	9.50%, 06/15/2017	559

	Services — 4.2%
	Belo Corp.
1,500	7.25%, 09/15/2027	1,335
	Liberty Media Corp.
1,000	8.50%, 07/15/2029	948
	Mandalay Resort Group
250	7.63%, 07/15/2013	236
	MGM Mirage, Inc.
1,000	8.50%, 09/15/2010	1,040
	TL Acquisitions, Inc.
500	10.50%, 01/15/2015(I)	455

		4,014

	Technology — 4.9%
	CCH I Holdings LLC
3,000	9.92%, 04/01/2014	1,515
	Citizens Communications Co.
500	9.00%, 08/15/2031	475
	Intelsat Bermuda Ltd.
920	11.25%, 06/15/2016	920
	Lucent Technologies, Inc.
1,500	6.45%, 03/15/2029	1,208
	Nortel Networks Corp.
650	6.88%, 09/01/2023	481
	PanAmSat Corp.
100	6.88%, 01/15/2028	79

		4,678

	Transportation — 0.5%
	Delta Air Lines, Inc.
621	10.50%, 04/30/2016 (H)	485

	Utilities — 1.5%
	El Paso Corp.
1,000	8.05%, 10/15/2030	1,021
	Kinder Morgan, Inc.
500	7.25%, 03/01/2028	453

		1,474

	Total corporate bonds: non-investment grade (Cost $21,115)	$20,046

U.S. Government Agencies — 0.6%

Principal		Market
Amount		Value (W)

	Federal Home Loan Mortgage Corporation — 0.1%
	Mortgage Backed Securities:
$10	9.00%, 2022	1
16	10.50%, 2017	19
1	11.25%, 2010	1
6	11.50%, 2015	7
8	11.75%, 2010	9

		47

	Federal National Mortgage Association — 0.2%
	Mortgage Backed Securities:
58	8.00%, 2024-2025	64
17	10.50%, 2017-2020	20

The accompanying notes are an integral part of these financial statements.

The Hartford Income Shares Fund, Inc.
Schedule of Investments — (continued)
January 31, 2008 (Unaudited)
(000’s Omitted)

U.S. Government Agencies — continued

Principal		Market
Amount		Value (W)

$27	11.00%, 2011-2018	$31
11	12.00%, 2014	12
12	12.50%, 2015	14

		141

	Government National Mortgage Association — 0.1%
	Mortgage Backed Securities:
56	9.00%, 2021	61
67	9.50%, 2020	75

		136

	Other Government Agencies — 0.2%
	Small Business Administration Participation Certificates:
217	5.54%, 2026	228

	Total U.S. government agencies (Cost $514)	$552

U.S. Government Securities — 1.2%

Principal		Market
Amount		Value (W)

	U.S. Treasury Securities — 1.2%
	U.S. Treasury Bonds:
$80	4.75%, 2037	$85

	U.S. Treasury Notes:
27	4.25%, 2017	28
937	4.63%, 2012 — 2017	1,010

		1,038

	Total U.S. government securities (Cost $1,052)	$1,123

Common Stock — 0.3%

		Market
Shares		Value (W)

	Consumer Cyclical — 0.0%
1	Hosiery Corp. of America, Inc. Class A (A)(D)(H)	$—

	Technology — 0.1%
—	AboveNet, Inc. (D)	13
2	Global Crossing Ltd. (D)	33
—	XO Holdings, Inc. (D)(H)	—

		46

	Transportation — 0.2%
12	Delta Air Lines, Inc. (D)	206

	Total common stock (Cost $75)	$252

Warrants — 0.0%

		Market
Shares		Value (W)

	Technology — 0.0%
—	AboveNet, Inc. (D)(H)	$5
—	XO Holdings, Inc. (D)(H)	—

	Total warrants (Cost $— )	$5

Preferred Stock — 1.5%

		Market
Shares		Value (W)

	Finance — 1.5%
55	Federal Home Loan Mortgage Corp.	$1,488

	Total preferred stock (Cost $1,388)	$1,488

	Total long-term investments (Cost $92,581)	$93,946

The accompanying notes are an integral part of these financial statements.

The Hartford Income Shares Fund, Inc.
Schedule of Investments — (continued)
January 31, 2008 (Unaudited)
(000’s Omitted)

Short-term Investments — 0.4%

			Market
Shares			Value (W)

	U.S. Treasury Bills — 0.4%
400	1.73%, 03/13/2008 (M)(S)		$399

	Total short-term investments (Cost $399)		$399

	Total investments (Cost $92,980) (C)	98.9%	$94,345
	Other assets and liabilities	1.1%	1,054

	Total net assets	100.0%	$95,399

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.41% of total net assets at January 31, 2008.

(C)	At January 31, 2008, the cost of securities for federal income tax purposes was $93,038 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,323
Unrealized Depreciation	(6,016)

Net Unrealized Appreciation	$1,307

†	The aggregate value of securities valued in good faith at fair value as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors at January 31, 2008 was less than $1.

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at January 31, 2008 was $9,736, which represents 10.21% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(O)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at January 31, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis

10/2007	—	AboveNet, Inc. Warrants	$—
12/2006	7,870	Bayview Commercial Asset Trust, 7.18%, 01/25/2037 — 144A	855
05/2007	4,842	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 — 144A	692
04/2007	500	Bayview Financial Acquisition Trust, 7.00%, 05/28/2037	500
05/2007	4,932	CBA Commercial Small Balance Commercial Mortgage, 1.77%, 07/25/2039 — 144A	445
11/2006	4,483	CBA Commercial Small Balance Commercial Mortgage, 2.09%, 01/25/2039 — 144A	430
07/2007	94	Credit-Based Asset Servicing and Securitization, 3.65%, 05/25/2036 — 144A	91
10/1996	621	Delta Air Lines, Inc., 10.50%, 04/30/2016	659
10/1994	1	Hosiery Corp. of America, Inc. Class A — 144A	8
03/2007	1,000	Option One Mortgage Loan Trust, 6.99%, 03/25/2037	868
05/2007	2,500	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037 — 06/25/2037	2,073
05/2006	—	XO Holdings, Inc.	—
05/2006	—	XO Holdings, Inc. Warrants	—

The aggregate value of these securities at January 31, 2008 was $3,474, which represents 3.64% of total net assets.

The accompanying notes are an integral part of these financial statements.

The Hartford Income Shares Fund, Inc.
Schedule of Investments — (continued)
January 31, 2008 (Unaudited)
(000’s Omitted)

(S)	Security pledged as initial margin deposit for open futures contracts at January 31, 2008.

Futures Contracts
Outstanding at January 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

10 Year U.S. Treasury Note	116	Short	Mar 2008	$(401)

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Distribution by Credit Quality
As of January 31, 2008

Rating	Percentage of Long-Term Debt Holdings*

AAA	4.2%
AA	5.0
A	18.2
BBB	50.8
BB	11.6
B	3.6
CCC	5.8
NR	0.8

Total	100.0%

* Split rated bonds are categorized using the highest rating.

The accompanying notes are an integral part of these financial statements.

The Hartford Income Shares Fund, Inc.
Statement of Assets and Liabilities
January 31, 2008 (Unaudited)
(000’s Omitted)

Assets
Investments in securities, as detailed in the accompanying schedule, at market (cost $92,980) (Note 2b)	$94,345
Receivables:
Investment securities sold	144
Interest and dividends	1,831
Prepaid expenses	86

Total Assets	96,406

Liabilities
Dividend payable ($.045 per share)	588
Bank overdraft — U.S. Dollars	183
Payables:
Investment securities purchased	85
Investment advisory and management fees (Note 3)	11
Variation margin	83
Accounts payable and accrued expenses	57

Total Liabilities	1,007

Net Assets	$95,399

Composition of Net Assets
Net proceeds of capital stock, par value $.001 per share-authorized 1,000,000 shares; 13,060 shares outstanding	118,313
Accumulated undistributed net investment income	73
Accumulated net realized loss from sale of investments	(23,951)
Unrealized appreciation of investments	964

Total Net Assets	$95,399

Net Asset Value Per Share	$7.30

The Hartford Income Shares Fund, Inc.
Statement of Operations
For the Six-Month Period Ended January 31, 2008 (Unaudited)
(000’s Omitted)

Income:
Interest income	$4,043

Expenses:
Investment advisory and management fees (Note 3)	306
Legal and auditing fees	99
Custodian fees	5
Shareholders’ notices and reports	25
Directors’ fees and expenses	1
Exchange listing fees	13
Other	2

Total expenses	451

Custodian fee offset (Note 3b)	(6)

Total net expenses	445

Net Investment Income	3,598

Net Realized and Unrealized Gain (Loss) on Investments and Futures
Net realized loss on investments	(1,287)
Net realized loss on futures	(979)
Net unrealized depreciation of investments	(4,220)
Net unrealized depreciation of futures	(288)

Net Loss on Investments	(6,774)

Net Decrease in Net Assets Resulting from Operations	$(3,176)

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Statements of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended
	January 31, 2008	For the Year Ended
	(Unaudited)	July 31, 2007
Operations:
Net investment income	$3,598	$7,122
Net realized gain (loss) on investments and futures	(2,266)	4,670
Net unrealized depreciation of investments and futures	(4,508)	(3,114)

Net increase (decrease) in net assets resulting from operations	(3,176)	8,678

Distributions to Shareholders:
From net investment income	(3,525)	(7,193)

Capital Share Transactions:
Proceeds from 1 and 45 shares issued as a result of reinvested dividends, respectively	4	370

Total Increase (Decrease) in Net Assets	(6,697)	1,855
Net Assets:
Beginning of period	102,096	100,241

End of period	$95,399	$102,096

Accumulated undistributed net investment income	$73	$—

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
January 31, 2008 (Unaudited)
($000’s Omitted)

1.	Organization: The Hartford Income Shares Fund, Inc. (the “Fund”) is a closed-end diversified management investment company. The primary investment objective of the Fund is to seek a high level of current income through investment in a diversified portfolio of debt securities, some of which may be privately placed and some of which may have equity features. Capital appreciation is a secondary objective.

Indemnifications: Under the Fund’s organizational documents, the Fund shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2.	Significant Accounting Policies: The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”):

a) Security Transactions and Related Investment Income — Security transactions are accounted for on trade date (the date the order to buy or sell is executed). Interest income, including level-yield amortization of premium and discount, is recorded on the accrual basis. Realized security gains and losses are determined on the basis of identified cost.

For the six-month period ended January 31, 2008, the cost of purchases and proceeds from sales of securities (including maturities but excluding short-term securities) were as follows:

Cost of purchases excluding U.S. Government obligations:	$13,589
Sales proceeds excluding U.S. Government obligations:	$13,648
Cost of purchases for U.S. Government obligations:	$171
Sales proceeds for U.S. Government obligations:	$58

b) Security Valuation and Investment Income — The Fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the Net Asset Value (“NAV”) of the Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund’s investments in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the respective shares to differ significantly from the NAV that would have been calculated using prevailing market prices at the close of the exchange on which a portfolio is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share.

Debt securities (other than short-term investments) held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regards to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts shall be valued at the final settlement price reported by an exchange on which they are principally traded. If there were no trades as of the valuation day, then the contract shall be valued at the mean of the closing bid/ask price as of the Valuation Time.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
January 31, 2008 (Unaudited)
($000’s Omitted)

c) Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable. As of January 31, 2008, there were no outstanding repurchase agreements.

d) Futures and Options Transactions — The Fund may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategies and potentially result in loss. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of January 31, 2008.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a “segregated account” consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of a loss from a change in the value of such options, which may exceed the related premiums received. During the six-month period ended January 31, 2008, the Fund had no transactions involving written options contracts.

e) Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains in this fiscal year. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. On a calendar year basis, the Fund is subject to a 4% federal excise tax to the extent it does not distribute substantially all of its net investment income and realized gains, if any. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Net investment income and net realized gains differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may therefore differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the fiscal years ended July 31, 2007 and 2006, were ordinary income in the amounts of $7,191 and $7,160, respectively.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$601
Accumulated loss	(21,740)
Unrealized appreciation*	5,527

Total accumulated deficit**	$(15,612)

*	The difference between book-basis and tax-basis unrealized appreciation is attributable to tax deferral of wash sales.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
January 31, 2008 (Unaudited)
($000’s Omitted)

**	The primary difference between book-basis and tax-basis accumulated deficit relates to dividends payable to shareholders at year end.

For federal income tax purposes, the Fund had capital loss carryovers of $21,740 at July 31, 2007, which, if not offset by subsequent capital gains, will expire in 2008 through 2014 as follows:

Carryover	Year Expires
$2,941	2008
5,061	2009
4,710	2010
1,710	2011
5,026	2012
1,768	2013
524	2014

f) Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended 2005 - 2007) and has determined there is no impact on the Fund’s financial statements.

g) Dividend Reinvestment Plan — The Fund has a dividend reinvestment plan (the “Plan”), which is open to all registered holders of the Fund’s common stock (the “Common Stock”). Common shareholders who participate in the Plan will have his or her dividend and capital gain distributions reinvested in additional whole or fractional shares of the Fund by Hartford Administrative Services Company (“HASCO”); HASCO has delegated certain of its duties as plan agent to DST Systems, Inc. (“DST”), the Fund’s sub-transfer agent (HASCO and DST are collectively referred to herein as the “Plan Agent”). Such distributions are recorded as of the ex-dividend date. Shareholders will automatically receive their dividends and capital gains distributions in cash, unless they inform the Plan Agent (see page 20) in writing 15 days prior to the record date of a dividend payment in order for such dividend payment to be included in the Plan. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

Under the Plan the number of shares participants will receive as a shareholder of the Common Stock when the Fund’s Board of Directors declares a dividend or capital gain distribution is as follows:

1)	When the market price of the Common Stock is greater than the NAV, the reinvestment price will be the greater of 95% of the month-end price (plus brokerage commissions) or the month-end NAV.

2)	When the market price of the Common Stock is less than the NAV, the Plan Agent will receive the dividend distribution in cash and will purchase the Fund’s shares on the Exchange. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market on or shortly after the payment date. If the purchase requirements remain incomplete on the day before or distribution, the remaining balance of the distributions will be accomplished in authorized but unissued shares of the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and supply written confirmation of all transactions in the account, including information needed for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form. Any proxy you receive as a shareholder will include all shares of Common Stock you have purchased or received under the Plan.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due (or required to be withheld) upon receiving dividends and distributions.

Participants may withdraw from the Plan by giving written notice to the Plan Agent. Notice to withdraw from the Plan must be received by the Plan Agent 15 days prior to the dividend date for which it is to become effective; otherwise, it will be effective for all subsequent distributions. Upon termination of the Plan, participants will receive certificates for whole common shares and a cash payment for all fractional shares credited to his or her account.

There is no charge for reinvestment of your dividends or distributions. However, all participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases, when applicable.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan should be directed to the Plan Agent (see page 20).

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
January 31, 2008 (Unaudited)
($000’s Omitted)

h) Illiquid and Restricted Securities — “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV per share. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors.

i) Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a when-issued or delayed-delivery basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund will identify securities segregated in its records with values at least equal to the amount of the commitment. As of January 31, 2008, there were no outstanding when-issued or delayed-delivery purchase commitments.

j) Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

k) Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m) Financial Accounting Standards Board Financial Accounting Standards No. 157 — In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Fund’s financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated the impact of the standard and does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

3. Expenses:

(a) Payments to Related Parties — Hartford Investment Financial Services, LLC (“HIFSCO”) is the investment manager for the Fund. Investment advisory and management fees are computed at the annual rate of 0.45% for the first $100 million of average monthly net assets and at the annual rate of 0.40% of average monthly net assets over $100 million, plus 2% of investment income.

As investment manager for the Fund, HIFSCO has retained Hartford Investment Management Company (“Hartford Investment Management”) to provide investment advice and, in general, to conduct the management investment program of the Fund, subject to the general control of HIFSCO and the Fund’s Board of Directors. Pursuant to the sub-advisory agreement, Hartford Investment Management will regularly provide the Fund with investment research, advice and supervision and furnish an investment program consistent with the Fund’s investment objectives and policies, including the purchase, retention and disposition of securities.

The Hartford Financial Services Group, Inc. (“The Hartford”) and its subsidiaries provide facilities and office equipment and perform certain services for the Fund, including Fund accounting and financial reporting. Certain officers of the Fund are directors and/or officers of HIFSCO, Hartford Investment Management and/or The Hartford or its subsidiaries. For the six-month period ended January 31, 2008, a portion of the Fund’s Chief Compliance Officer’s salary was paid by the Fund. The amount paid was less than five hundred dollars and rounds to zero for this report. HASCO, a subsidiary of The Hartford, provides transfer agent services to the Fund. Transfer agent fees are paid by HIFSCO.

b) Expense Offset — The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended January 31, 2008, the custodian fee offset arrangement reduced expenses by $6. The total expense reduction represents an effective annual rate of 0.006% of the Fund’s average daily net assets.

The Hartford Income Shares Fund, Inc.
Financial Highlights

	(Unaudited)	Year Ended July 31,
	2008**	2007	2006	2005	2004	2003

Net asset value, beginning of year	$7.82	$7.70	$8.16	$7.93	$7.63	$6.66
Operations:
Net investment income	0.28	0.55	.56	.56	.56	.58
Net realized and unrealized gain (loss) on investments	(0.53)	0.12	(.47)	.22	.29	.99

Total from operations	(0.25)	0.67	.09	.78	.85	1.57

Distributions to shareholders:
From net investment income	(0.27)	(0.55)	(.55)	(.55)	(.55)	(.60)

Net asset value, end of year	$7.30	$7.82	$7.70	$8.16	$7.93	$7.63

Per-share market value, end of year	$7.13	$7.43	$7.23	$7.88	$7.33	$6.99
Total investment return, market value @	(0.44%)	10.13%	(1.40%)	15.42%	12.75%	11.63%
Total investment return, net asset value @@	(3.16%)	8.77%	1.36%	10.46%	11.69%	24.36%
Net assets end of year (000s omitted)	$95,399	$102,096	$100,241	$106,034	$102,993	$99,045
Ratio of gross expenses to average monthly net assets	0.90%*	0.76%	.78%	.76%	.82%	.86%
Ratio of net expenses to average monthly net assets	0.88%*	0.76%	.77%	.75%	.82%	.86%
Ratio of net investment income to average monthly net assets	8.03%*	6.80%	7.12%	6.89%	7.05%	7.93%
Portfolio turnover rate	13%	39%	20%	17%	13%	34%

*	Annualized.

**	For the six-month period ended January 31, 2008.

@	Total investment return market value is based on the change in market price of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

@@	Total investment return, net asset value, is based on the change in net asset value of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

Directors and Officers (Unaudited)

The Fund’s Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is duly elected and qualified.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o The Hartford Income Shares Fund, Inc., P.O. Box 2999, Hartford, Connecticut, 06104-2999, except that correspondence to Ms. Fagely, Ms. Fleege, and Ms. Settimi may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the Fund and date first elected or appointed, principal occupation, and, for directors, other directorships held.

Non-Interested Directors

Lynn S. Birdsong (age 61) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (age 67) Director since 1986, Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (age 62) Director since 2002, Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (age 66) Director since 2005
Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (age 63) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (age 63) Director since 2000, Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (age 61) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Thomas M. Marra (age 49) Director since 2002
Mr. Marra is President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”). He is also a member of the Board of Directors for The Hartford. Mr. Marra was named President and COO of The Hartford in 2007. He has served as COO of Hartford Life, Inc. (“Hartford Life”) since 2000, as President of Hartford Life since 2002, and as Director of Hartford Life’s Investment Products Division from 1998 to 2000.

Lowndes A. Smith (age 68) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.

David M. Znamierowski (age 47) Director since 2007
Mr. Znamierowski currently serves as Director and President of Hartford Investment Management Company (“Hartford Investment Management”), as Chief Investment Officer and Executive Vice President for The Hartford and Hartford Life, as Director, Chief Investment Officer and Executive Vice President of Hartford Life Insurance Company (“HLIC”) and as Chief Investment Officer for Hartford Administrative Services Company (“HASCO”).

Robert M. Arena, Jr. (age 39) Vice President since 2006
Mr. Arena serves as Senior Vice President of HLIC and heads its Retail Product Management Group in the U.S. Wealth Management Division. Additionally, Mr. Arena is Director and Senior Vice President of HASCO, Manager and Senior Vice President/Business Line Principal of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager and Senior Vice President of HL Investment Advisors LLC, (“HL Advisors”). Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Scandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (age 49) Vice President, Treasurer, and Controller since 1993
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition she is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (age 48) AML Compliance Officer since 2005
Ms. Fleege has served as Chief Compliance Officer for HASCO since 2005 and for Hartford Investor Services Company, LLC, (“HISC”) since 2006. She also serves as the AML Compliance Officer for HASCO and HISC. Prior to joining HLIC in 2005, Ms. Fleege was Counsel for Ameriprise Financial Corporation from 2000 to 2005.

Thomas D. Jones, III (age 42) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and HLIC. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (age 40) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of HLIC, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (age 43) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC and Director of its Investment Advisory Group in the U.S. Wealth Management Division. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

Denise A. Settimi (age 47) Vice President since 2005
Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and HLIC. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

John C. Walters (age 45) President and Chief Executive Officer since 20071
Mr. Walters currently serves as President of the U.S. Wealth Management Division and Director of Hartford Life. Mr. Walters also serves as Co-Chief Executive Officer, Co-President, and Director of HLIC and Executive Vice President of The Hartford. Mr. Walters previously served as Executive Vice President and Director of the Investment Products Division of HLIC. Mr. Walters is also Chief Executive Officer, Manager and President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

[1]	As of November 7, 2007

Investment Manager	Hartford Investment Financial Services, LLC P.O. Box 1744, Hartford, CT 06144-1744

Transfer Agent	Hartford Administrative Services Company P.O. Box 64387, St. Paul, MN 55164

Dividend Disbursing Agent, Registrar and Sub-Transfer Agent	DST Systems, Inc. Kansas City, Missouri

Custodian	State Street Bank and Trust Company Boston, Massachusetts

Independent Registered Public Accounting Firm	Ernst & Young LLP Minneapolis, Minnesota

Market Price	The Hartford Income Shares Fund, Inc. is listed on the New York Stock Exchange with the ticker symbol “HSF”. The market price is carried daily in the financial pages of most newspapers and carried on Monday in the “Closed-End Funds” table which sets forth on a per share basis the previous week’s net asset value, market price and the percentage difference between net asset value and market price for the Fund under the name “HrtfrdIncoFd”.

Shareholder Meeting Results (Unaudited)

The following proposals were addressed and approved at the Annual Meeting of the Shareholders of The Hartford Income Shares Fund, Inc. held on January 8, 2008:

1.	Proposal to elect a Board of Directors consisting of the following ten nominees: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson, Lemma W. Senbet, Thomas M. Marra, Lowndes A. Smith and David M. Znamierowski.

	Affirmative	Withheld

L. S. Birdsong	10,785,486.812	288,043.299
R. M. Gavin	10,773,321.105	300,209.006
D. E. Hill	10,786,268.812	287,261.299
S. S. Jaffee	10,766,044.624	307,485.487
W. P. Johnston	10,765,289.371	308,240.740
P. O. Peterson	10,776,684.636	296,845.475
L. W. Senbet	10,787,098.812	286,431.299
T. M. Marra	10,790,597.722	282,932.389
L. A. Smith	10,773,321.105	300,209.006
D. M. Znamierowski	10,783,003.225	290,526.886

2.	Proposal to ratify the selection by the Board of Directors of the Fund of Ernst and Young LLP as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2008.

	Affirmative	Against	Abstain
Selection of Ernst & Young LLP	10,819,070.328	143,394.706	111,065.077

Monthly Dividends Paid (Unaudited)

Date	Amount
August 2007	$0.046	Income
September 2007	0.045	Income
October 2007	0.045	Income
November 2007	0.045	Income
December 2007	0.045	Income
January 2008	0.045	Income

	$0.271

Approval of Investment Management And Investment Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each fund’s board of directors, including a majority of those directors who are not “interested persons” of the fund, as defined in the 1940 Act (“Independent Directors”), annually review and consider the continuation of the fund’s investment advisory and sub-advisory agreements, after an initial two year period.

At a meeting held on August 7-8, 2007, the Board of Directors of The Hartford Income Shares Fund, Inc. (the “Fund”), including each of the Independent Directors, unanimously voted to approve the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the investment sub-advisory agreement between HIFSCO and Hartford Investment Management Company (“Hartford Investment Management”) (“sub-adviser,” and together with HIFSCO, “advisers”) (collectively, the “agreements”). In the months preceding this meeting, the Board requested, received, and reviewed written responses from the advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Fund and the related agreements by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2007 and August 7-8, 2007. In considering the approval of the agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Fund by the advisers and their affiliates.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the agreements with respect to the Fund. Lipper, Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s management fees, overall expense ratios, and investment performance compared to those of funds with similar investment objectives in various peer groups (“peer funds”). The Independent Directors also engaged an independent financial services consulting firm (“Consultant”) to assist them in evaluating the Fund’s advisory fees, overall expense ratios and investment performance.

The Board considered the agreements at the June and August meetings. In determining to continue the agreements for the Fund, the Board determined that the proposed management fee structure for the Fund was fair and reasonable and that continuation of the agreements was in the best interests of the Fund and its shareholders. In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

Nature, Extent and Quality of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and the advisers’ organizational structure, systems and personnel. The Board received information on the experience of senior management and relevant investment and other personnel of the advisers, and the adequacy of the time and attention devoted by them to the Fund. The Board considered each adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund, and its investments in infrastructure in light of increased regulatory requirements and other developments. In addition, the Board considered the quality of each adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each adviser’s compliance policies and procedures, their compliance history, and a report from the Fund’s Chief Compliance Officer on each adviser’s compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted the advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the agreements, HIFSCO is responsible for the management of the Fund, including overseeing Fund operations and service providers, and provides administrative services to the Fund, as well as investment advisory services in connection with selecting, monitoring and supervising Hartford Investment Management. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Fund and its shareholders by HIFSCO’s affiliates.

With respect to the Hartford Investment Management, who provides day-to-day portfolio management services, the Board considered the quality of Hartford Investment Management’s investment personnel, its ability to attract and retain qualified investment professionals, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and Hartford Investment Management.

Performance of the Fund, HIFSCO, and Hartford Investment Management

The Board considered the investment performance of the Fund. In this regard, the Board considered information and materials provided to the Board from HIFSCO and Lipper comparing the Fund’s short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper and the Consultant. This information included performance reports provided by Lipper and HIFSCO. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

The Board considered HIFSCO’s cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board reviewed the performance of the Fund over the different time periods presented in the materials and evaluated analysis of the Fund’s performance for these time periods.

Based on these considerations, the Board concluded that the Fund’s performance over time has been satisfactory, and that it had continued confidence in HIFSCO’s and Hartford Investment Management’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of HIFSCO and Hartford Investment Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. With respect to Hartford Investment Management, an affiliate of HIFSCO, the Board considered the costs and profitability information for HIFSCO and Hartford Investment Management in the aggregate.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by HIFSCO and Hartford Investment Management

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to Hartford Investment Management, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and Hartford Investment Management relating to the management and sub-advisory fees, and total operating expenses, for the Fund. The Board also reviewed written materials from Lipper providing comparative information about the Fund’s management fees, total expense ratios and the components thereof, relative to those of peer groups. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses are within a range that is competitive with fees and total operating expenses charged by peer funds, and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, are reasonable.

Economies of Scale

The Board requested and considered information regarding the advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of each Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that the Fund with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer Fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. he Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the advisers and their affiliates from their relationships with the Fund.

The Board also reviewed the fact that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from HIFSCO, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the per-account fees charged by HASCO are reasonable and in line with industry standards.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Underwritten and Distributed Through Hartford Investment Financial Services, LLC 200 Hopmeadow Street Simsbury, CT 06070
Investment Manager Hartford Investment Financial Services, LLC 200 Hopmeadow Street Simsbury, CT 06070
Investment Sub-Adviser Hartford Investment Management Company 55 Farmington Avenue Hartford, CT 06105
The Hartford Income Shares Fund, Inc. P.O. Box 64387 St. Paul, MN 55164-0387
MFHTFDINC-3-08 Printed in U.S.A. © 2008 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.
     Not applicable to this semi-annual filing.
Item 3. Audit Committee Financial Expert.
     Not applicable to this semi-annual filing.
Item 4. Principal Accountant Fees and Services.
     Not applicable to this semi-annual filing.
Item 5. Audit Committee of Listed Registrants.
     Not applicable to this semi-annual filing.
Item 6. Schedule of Investments
     The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable to this semi-annual filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable to this semi-annual filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
INCOME SHARES FUND

	Total	Average	Shares purchased	Maximum number of
	SHARES	Price Paid	as part of public	of shares that may
Period	PURCHASED	per share	announced plan	yet be purchased

8/1/2007	10,633	7.4722	0	0
9/4/2007	11,130	7.7866	0	0
10/1/2007	10,529	7.6630	0	0
11/1/2007	10,841	7.4413	0	0
12/3/2007	11,495	7.0212	0	0
1/2/2008	11,005	7.0570	0	0
Total	65,633		0	0
Item 10. Submission of Matters to a Vote of Security Holders
     There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
11(a)(2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD INCOME SHARES FUND, INC.
Date: March 14, 2008	By:	/s/ John C. Walters
John C. Walters
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 14, 2008	By:	/s/ John C. Walters
John C. Walters
Its: President

Date: March 14, 2008	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11	(a)(2)	Certifications

			(i) Section 302 certification of principal executive officer

			(ii) Section 302 certification of principal financial officer

99.906CERT	11	(b)	Section 906 certification of principal executive officer and principal financial officer